TRADE RECEIVABLES (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Statement1 [Line Items]
Trade receivables	$ 9,507	$ 6,617
Less: Loss allowance	(684)	0
Trade receivables before receivable from the pools and after allowance for credit losses	8,823	6,617
Trade receivables due from the pools	150	1,380
Trade receivables net after including receivables from the pools	8,973	7,997
Included in assets of a disposal group held for sale (Note 38)	0	(69)
Total trade receivables, net	$ 8,973	$ 7,928